Exhibit 3(ii)



                                     BYLAWS

                                       OF

                             BKF CAPITAL GROUP, INC.

                          AS AMENDED AND RESTATED AS OF

                                 APRIL 18, 2000

                                TABLE OF CONTENTS

                                                                                                               Page
Article I -- STOCKHOLDERS.........................................................................................1

         Section 1.1  Annual Meeting..............................................................................1
         Section 1.2  Special Meetings............................................................................1
         Section 1.3  Notice of Meetings..........................................................................1
         Section 1.4  Adjournment of Meetings.....................................................................2
         Section 1.5  Quorum at Meetings..........................................................................2
         Section 1.6  Nominations and Business at Meetings........................................................2
         Section 1.7  Organization and Conduct of Meetings........................................................4
         Section 1.8  Required Vote...............................................................................4
         Section 1.9  Voting; Proxies.............................................................................5
         Section 1.10  No Action by Written Consent...............................................................5
         Section 1.11  Record Dates for Meetings and Other Purposes...............................................5
         Section 1.12  List of Stockholders Entitled to Vote......................................................6
         Section 1.13  Inspectors of Election.....................................................................6
         Section 1.14  Stockholders of Record.....................................................................6

Article II -- BOARD OF DIRECTORS..................................................................................6

         Section 2.1  Powers......................................................................................6
         Section 2.2  Number, Classification, Election, Term of Office and Qualifications.........................6
         Section 2.3  Resignation, Removal and Vacancies..........................................................6
         Section 2.4  Newly Created Directorships.................................................................6
         Section 2.5  Annual Meeting..............................................................................6
         Section 2.6  Regular Meetings............................................................................6
         Section 2.7  Special Meetings............................................................................6
         Section 2.8  Telephonic Meetings Permitted...............................................................6
         Section 2.9  Quorum; Vote Required for Action............................................................6
         Section 2.10  Organization of Meetings...................................................................6
         Section 2.11  Action by Written Consent..................................................................6
         Section 2.12  Committees of the Board....................................................................6
         Section 2.13  Notices to Directors.......................................................................6
         Section 2.14  Waiver of Notice...........................................................................6
         Section 2.15  Compensation of Directors..................................................................6

Article III -- OFFICERS...........................................................................................6

         Section 3.1  Officers....................................................................................6
         Section 3.2  Term of Office; Resignation; Removal; Vacancies.............................................6
         Section 3.3  Compensation of Officers....................................................................6
         Section 3.4  Powers and Duties of Officers...............................................................6
         Section 3.5  Chief Executive Officer.....................................................................6
         Section 3.6  Chairman of the Board.......................................................................6

                                                                                                               Page
         Section 3.7  Vice Chairman of the Board..................................................................6
         Section 3.8  President...................................................................................6
         Section 3.9  Vice Presidents.............................................................................6
         Section 3.10  Secretary..................................................................................6
         Section 3.11  Assistant Secretaries......................................................................6
         Section 3.12  Treasurer..................................................................................6
         Section 3.13  Assistant Treasurers.......................................................................6

Article IV -- STOCK...............................................................................................6

         Section 4.1  Certificates................................................................................6
         Section 4.2  Lost, Stolen or Destroyed Certificates; Issuance of New Certificates........................6
         Section 4.3  Registration of Transfers...................................................................6
         Section 4.4  The Stock Ledger............................................................................6

Article V -- INDEMNIFICATION AND ADVANCEMENT OF EXPENSES..........................................................6

         Section 5.1  Right to Indemnification....................................................................6
         Section 5.2  Advancement of Expenses.....................................................................6
         Section 5.3  Claims......................................................................................6
         Section 5.4  Nonexclusivity of Rights; Purchase of Insurance.............................................6
         Section 5.5  Provisions Deemed a Contract................................................................6
         Section 5.6  Conclusive Presumption......................................................................6
         Section 5.7  Other Indemnification.......................................................................6

Article VI -- MISCELLANEOUS PROVISIONS............................................................................6

         Section 6.1  Offices and Books and Records...............................................................6
         Section 6.2  Fiscal Year.................................................................................6
         Section 6.3  Seal 6
         Section 6.4  Form of Records.............................................................................6
         Section 6.5  Signing of Checks, Notes, etc...............................................................6
         Section 6.6  Voting of Shares in Other Companies.........................................................6
         Section 6.7  Amendment of Bylaws.........................................................................6

                                     BYLAWS

                                       OF

                             BKF CAPITAL GROUP, INC.

                          AS AMENDED AND RESTATED AS OF

                                 APRIL 18, 2000

                                  -------------

                                    ARTICLE I


                                  STOCKHOLDERS


         SECTION 1.1 ANNUAL MEETING. An annual meeting of stockholders shall be held at such place, date and hour as may be determined by resolution of the board of directors from time to time. At the annual meeting, the stockholders shall elect directors as provided in the Restated Certificate of Incorporation of the Company and transact such other business as may properly come before the meeting in accordance with Section 1.6 of these Bylaws.

         SECTION 1.2 SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the chief executive officer and shall be called by the president or the secretary at the request in writing of a majority of the members of the whole board of directors. Such request shall state the purpose or purposes of the proposed special meeting. Except as otherwise prescribed by the Delaware General Corporation Law or the Restated Certificate of Incorporation, special meetings of stockholders may not be called by any other person or persons. The date, time and place of any properly called special meeting shall be determined by the chief executive officer. The business transacted at any special meeting of stockholders shall be limited to the purpose or purposes for which the meeting is called stated in the Company's notice of the meeting pursuant to Section 1.3 of these Bylaws.

         SECTION 1.3 NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, annual or special, a written notice of the meeting shall be given to each stockholder entitled to vote at such meeting that shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called. Unless otherwise provided by the Delaware General Corporation Law, the Restated Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the records of the

Company. Any meeting of stockholders as to which notice has previously been given may at any time prior to its commencement be canceled by resolution of the board of directors.

         SECTION 1.4 ADJOURNMENT OF MEETINGS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 1.5 QUORUM AT MEETINGS. Except as otherwise provided by the Delaware General Corporation Law, the Restated Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in
Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Company or any subsidiary of the Company to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         SECTION 1.6 NOMINATIONS AND BUSINESS AT MEETINGS. (a) Nominations of persons for election as directors of the Company at any meeting of stockholders called for the election of directors may be made by or at the direction of the board of directors or by a stockholder who is entitled to vote at such meeting and who complies with the applicable provisions of this Section 1.6. For a nomination of any person for election as a director of the Company to be properly made by a stockholder at any meeting, the stockholder must have given timely advance notice thereof in writing to the secretary of the Company.

         (b) At any meeting of stockholders, only business shall be conducted which has been properly brought before the meeting. To be properly brought before a meeting of stockholders, business must be specified in the notice of meeting given by, or at the direction of, the board of directors or otherwise properly brought before the meeting by or at the direction of the board of directors or by a stockholder who is entitled to vote at such meeting. For business to be properly brought before a meeting by a stockholder, the business must, under the laws of Delaware, be a proper subject for stockholder action, and the stockholder must have given timely advance notice thereof in writing to the secretary of the Company.

         (c) To be timely, a stockholder's notice of his intention to nominate a person for election as a director at any meeting pursuant to paragraph (a) of this Section 1.6 or to bring other business before any meeting pursuant to paragraph (b) of this Section 1.6 must in either case be delivered to or mailed, postage prepaid, and received by the secretary at the Company's headquarters:

                  (i) for an annual meeting, not less than 60 days before the date on which the Company first mailed its proxy materials for the prior year's annual meeting; provided, however, that if the date of the current year's annual meeting has been advanced by more than 30 days from the date of the prior year's annual meeting, then such notice must be received by the secretary not later than the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the meeting; and

                  (ii) for a special meeting, not later than the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the meeting.

For purposes of this Section 1.6, "public disclosure" shall mean disclosure by the Company in a press release reported by the Dow Jones News Service or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission.

         (d) Any notice given by a stockholder pursuant to paragraph (a) of this Section 1.6 shall set forth: (i) the name and address of the stockholder who intends to make the nomination, as they appear on the Company's stock ledger, and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the name, age, business address and, if known, residence address of the nominee; (iii) the principal occupation or employment of the nominee; (iv) the class and number of shares of stock of the Company which are beneficially owned by the nominee and by the nominating stockholder and any such beneficial owner on whose behalf the nomination is made; (v) any other information concerning the nominee that must be disclosed with respect to nominees in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (vi) the executed consent of the nominee to serve as a director of the Company, if elected. The Company may require any such nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to be a director of the Company.

         (e) Any notice given by a stockholder pursuant to paragraph (b) of this Section 1.6 shall set forth (i) a brief description of the business which the stockholder desires to bring before the meeting, (ii) the name and address of the stockholder giving the notice, as they appear on the Company's stock ledger, and of the beneficial owner, if any, on whose behalf such notice is given, (iii) the class and number of shares of stock of the Company which are beneficially owned by the stockholder giving the notice and by any such beneficial owner and (iv) the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and any such beneficial owner. The Company may require any such stockholder to furnish such other information as may reasonably be required to determine whether any such proposed item of business is a proper subject for stockholder action.

         (f) In addition to, and not in limitation of, the provisions of this Section 1.6, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to any nomination of a person for election as a director of the Company or with respect to the proposal of any other business, as the case may be, which such stockholder wishes to make or present at any meeting of stockholders of the Company.

         SECTION 1.7 ORGANIZATION AND CONDUCT OF MEETINGS. (a) The chairman of the board of the Company shall be the chairman of, and shall preside at, all annual and special meetings of stockholders. In the event of the absence of the chairman of the board from any meeting of stockholders, the meeting will be presided over by the president of the Company or, in his or her absence, by a chairman designated by the board of directors, or in the absence of such designation by a chairman chosen by the meeting. The secretary of the Company shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         (b) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The board of directors of the Company may adopt by resolution such rules and regulations for the conduct of any or all meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations, if any, as adopted by the board of directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the board of directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present;
(iii) limitations on attendance at or participation in the meeting to stockholders of record of the Company, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine;
(iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Except to the extent determined otherwise by the board of directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         (c) The chairman of the meeting shall have the power and duty to determine whether a nomination of a person for election as a director of the Company or any other business proposed to be brought before the meeting was made or brought in accordance with the procedures set forth in Section 1.6 of these Bylaws and Article Sixth of the Restated Certificate of Incorporation and, if any proposed nomination or other business is not in such compliance, to declare that such defective nomination or proposal shall be disregarded.

         SECTION 1.8 REQUIRED VOTE. A plurality of the votes cast at any meeting for the election of directors shall be sufficient to elect. Except as otherwise provided by the Delaware General Corporation Law, the Restated Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy and entitled to vote thereon.

         SECTION 1.9 VOTING; PROXIES. (a) Except as otherwise provided by law or by the Restated Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him, her or it which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him, her or it by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. To be valid, a proxy must be filed with the secretary of the Company or his or her representative at or before the time of the meeting at which it is intended that it be voted or acted upon. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering to the secretary of the Company a proxy in accordance with applicable law bearing a later date. Except as otherwise provided in the Restated Certificate of Incorporation or as determined by the chairman of the meeting, voting at any meeting of stockholders need not be by written ballot.

         SECTION 1.10 NO ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any annual or special meeting of stockholders must be taken at such a meeting duly called, upon proper notice to all stockholders entitled to vote. No action required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote.

         SECTION 1.11 RECORD DATES FOR MEETINGS AND OTHER PURPOSES. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date: (i) in the case of a determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by the Delaware General Corporation Law, not be more than 60 nor less than 10 days before the date of such meeting; and (ii) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         SECTION 1.12 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The secretary of the Company shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting.

         SECTION 1.13 INSPECTORS OF ELECTION. By action of its board of directors the Company shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. In the same manner, the Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall: (i) ascertain the number of shares of capital stock of the Company outstanding at the record date for the meeting and the voting power of each such share; (ii) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (v) certify their determination of the number of shares of capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law or specified by the chairman of the meeting. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

         SECTION 1.14 STOCKHOLDERS OF RECORD. Except as otherwise provided by law, the stock ledger of the Company provided for by Section 4.4 of these Bylaws shall be the only evidence as to who are the stockholders of the Company entitled, upon compliance with any applicable provisions of the Delaware General Corporation Law: (i) to examine the stock ledger, any list of stockholders (including the list of stockholders referred to in Section 1.12 of these Bylaws) or the other books and records of the Company; and (ii) to vote in person or by proxy at any meeting of stockholders. The Company shall be entitled to treat the holder of record of any shares of stock of the Company as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law. All references in the Delaware General Corporation Law, the Restated Certificate of Incorporation or these Bylaws, unless the context or the law otherwise requires, to "stockholders," "stockholders of record," "registered owners" and similar terms shall refer in each case, at a given date, only to the stockholders and the stock of the Company held by them as such information is set forth on the stock ledger of the Company as of such date.

                                   ARTICLE II


                               BOARD OF DIRECTORS


         SECTION 2.1 POWERS. The business and affairs of the Company shall be managed by or under the direction of the board of directors of the Company, except as may be otherwise provided by law or the Restated Certificate of Incorporation.

         SECTION 2.2 NUMBER, CLASSIFICATION, ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The number of directors which shall constitute the whole board shall be 13, until a different number shall be fixed from time to time in the manner specified in Article Sixth of the Restated Certificate of Incorporation. The directors of the Company shall be classified and elected and their terms of office shall be as provided in Article Sixth of the Restated Certificate of Incorporation and in Article I of these Bylaws. Directors need not be stockholders.

         SECTION 2.3 RESIGNATION, REMOVAL AND VACANCIES. Any director may resign at any time upon written notice to the Company. Unless the board of directors of the Company determines otherwise, any director who is also an employee of the Company or its affiliates shall be deemed to have retired as a director upon such director's retirement as an employee or termination of employment. Removal of directors and the filling of vacancies on the board of directors shall be accomplished in the manner provided by Article Sixth of the Restated Certificate of Incorporation and required by law.

         SECTION 2.4 NEWLY CREATED DIRECTORSHIPS. A newly created directorship resulting from an increase in the number of directors shall be construed not to constitute a vacancy and shall be filled in the manner required by law.

         SECTION 2.5 ANNUAL MEETING. The first meeting of the board of directors following each annual meeting of stockholders shall be held immediately after, and at the same place as, such annual meeting of stockholders, and no notice of such meeting other than this Bylaw shall be necessary to any director, including any director elected at such annual meeting of stockholders, in order legally to constitute the meeting provided a quorum shall be present. In the event of the failure to hold such meeting of the board of directors at the time and place specified in the preceding sentence, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver of notice signed by those directors who did not attend such meeting.

         SECTION 2.6 REGULAR MEETINGS. Regular meetings of the board of directors, or of any committee thereof, may be held at such places within or without the State of Delaware and at such times as the board of directors or such committee may from time to time determine, and if so determined notices thereof need not be given.

         SECTION 2.7 SPECIAL MEETINGS. (a) Special meetings of the board of directors may be held at any time or place within or without the State of Delaware whenever called by the chairman of the board, the president or any two members of the board of directors. Notice of a special meeting of the board of directors shall be given by the person or persons calling the meeting, in the manner specified in Section 2.13 of these Bylaws, at least 24 hours before the special meeting.

         (b) Special meetings of any committee of the board of directors may be held at any time or place within or without the State of Delaware whenever called by the chairman of the board, the president or the chairman of the committee. Notice of a special meeting of any committee of the board of directors shall be given by the person calling the meeting, in the manner specified in Section 2.13 of these Bylaws, at least 24 hours before the special meeting.

         SECTION 2.8 TELEPHONIC MEETINGS PERMITTED. Members of the board of directors, or of any committee thereof, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.8 shall constitute presence in person at such meeting.

         SECTION 2.9 QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the board of directors a majority of the whole board of directors shall constitute a quorum for the transaction of business. Except in cases in which the Restated Certificate of Incorporation, these Bylaws or applicable law otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at a meeting until a quorum shall be present.

         SECTION 2.10 ORGANIZATION OF MEETINGS. Meetings of the board of directors shall be presided over by the chairman of the board, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by the president (if he or she is also a director) or in their absence by a chairman chosen at the meeting. The secretary of the Company shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         SECTION 2.11 ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Restated Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or such committee.

         SECTION 2.12 COMMITTEES OF THE BOARD. (a) The board of directors, by a resolution passed by a majority of the whole board of directors, shall appoint from among its members an executive committee, such members to serve at the pleasure of the board. The number of directors to be appointed as members of the executive committee shall be fixed from time to time by resolution of the board but shall not be less than three. The board of directors shall designate one of the members of the executive committee as chairman of the executive committee. To the maximum extent permitted by law, the executive committee shall have and may exercise, when the whole board of directors is not in session, all the powers of the board of directors in the management and affairs of the Company, except that the executive committee shall not have the power to designate, or revoke the designation of, a chief executive officer pursuant to Section 3.5 of these bylaws, or terminate the employment of the chief executive officer. The executive committee may authorize the seal of the Company to be affixed to all papers which may require it.

         (b) The board of directors shall have such other committees, if any, as the board of directors may, by resolution passed by a majority of the whole board of directors, designate, each such committee to consist of one or more of the directors of the Company as determined by the board of directors. The board of directors shall appoint the member or members of each such committee, who shall serve at the pleasure of the board, and shall designate one member of the committee to be its chairman. Each such committee, to the extent permitted by law and provided in the resolution of the board of directors designating it, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Company. Each such committee may authorize the seal of the Company to be affixed to all papers which may require it.

         (c) The board of directors may designate one or more directors as alternate members of any committee of the board of directors, who may replace any absent or disqualified member at any meeting of the committee. In addition, in the absence or disqualification of a member of any committee of the board of directors, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

         (d) Unless the board of directors otherwise provides, the executive committee and each other committee, if any, designated by the board of directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the board of directors conducts its business pursuant to this Article
II. Each of the committees shall keep minutes of all of its meetings which shall be open to the inspection of any director at any time.

         SECTION 2.13 NOTICES TO DIRECTORS. (a) All notices to directors shall be in writing and shall be delivered by hand or sent by facsimile transmission ("fax") or mail to the directors at their respective addresses or fax numbers most recently furnished by each of them in writing to the secretary of the Company. Any notice delivered by hand to such address of a director shall be deemed to have been given on the day it is so delivered at such address, provided that if such day is not a business day then the notice shall be deemed to have been given on the business day next following such day. Any notice sent by fax to such fax number of a director shall be deemed to have been given on the date and time the fax is sent if transmitted during normal business hours on a business day or otherwise shall be deemed to have been given at the normal opening of business on the business day next following the date of its transmission. Any notice sent by mail to such address of a director shall be deemed to have been given when the notice is deposited in the United States mail, postage prepaid. For purposes of this Bylaw, the term "business day" means any day other than a Saturday, Sunday or official national holiday in the United States.

         (b) Notice to any member or alternate member of any committee of the board of directors, in his or her capacity as a committee member, may be given in the same manner as that specified in paragraph (a) for notices to directors as such; notice to any committee member may also be given orally, in person or by telephone, and in any such case shall be deemed to be given when actually received by the committee member.

         SECTION 2.14 WAIVER OF NOTICE. Whenever any notice is required to be given to a director under the provisions of any statute, the Restated Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the director entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting of the board of directors or any committee thereof shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 2.15 COMPENSATION OF DIRECTORS. Each director of the Company shall be entitled to receive such compensation on such bases for his or her services as a director and as a member of any standing or special committee of the board of directors as the board of directors by resolution may from time to time determine. In addition, each director, whether or not an employee of the Company, shall be entitled to reimbursement for all expenses reasonably incurred by him or her in connection with attending any meeting of the board of directors or of any committee thereof.

                                   ARTICLE III

                                    OFFICERS


         SECTION 3.1 OFFICERS. The officers of the Company shall be a chairman of the board, a president, one or more vice presidents (the number and designation thereof to be determined by the board of directors), a treasurer and a secretary. The board of directors shall designate either the chairman of the board or the president as the chief executive officer of the Company, and it may designate the same or one or more other officers as the chief operating officer and the chief financial officer of the Company. The officers of the Company shall be elected by the board of directors; provided, however, that in its discretion, the board of directors may leave any such office unfilled. The board of directors may also from time-to-time elect such other officers of the Company, including without limitation one or more vice chairmen of the board, assistant treasurers and assistant secretaries, as it shall deem advisable. Any two or more offices may be held by the same person. No officer other than the chairman of the board and any vice chairman of the board need be a director of the Company.

         SECTION 3.2 TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Each officer of the Company shall hold office until the first meeting of the board of directors after the annual meeting of stockholders of the Company next succeeding his or her election, and until his or her successor is elected, or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Company, but such resignation shall be without prejudice to the contractual rights of the Company, if any, with such officer. The board of directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the board of directors at any regular or special meeting thereof.

         SECTION 3.3 COMPENSATION OF OFFICERS. The salaries and other compensation (including, without limitation, bonuses and similar supplemental payments) of the officers of the Company shall be fixed or approved from time to time by or under the direction of the board of directors.

         SECTION 3.4 POWERS AND DUTIES OF OFFICERS. Each of the officers of the Company shall have such powers and perform such duties in the management of the Company as are prescribed or assigned in these Bylaws or as may be prescribed or assigned from time to time by the board of directors or by the officer of the Company to whom he or she reports and, to the extent not so prescribed or assigned, as generally pertain to his or her office, subject to the control of the board of directors. The board of directors may require any officer, agent or employee to give security for the faithful performance of his or her duties in such form and amount as the board of directors shall determine. Nothing in any other provision of this Article III is intended to limit the generality of this
Section 3.4.

         SECTION 3.5 CHIEF EXECUTIVE OFFICER. The chief executive officer of the Company, who shall be designated by the board of directors and who shall be either the chairman of the board or the president of the Company, shall have general and active authority, control and supervision over the business, property and affairs of the Company, subject to the board of directors. The chief executive officer shall report to the board of directors. He or she shall keep the board of directors fully informed, and shall freely consult it, concerning the business and affairs of the Company, and he or she shall see that all orders and resolutions of the board of directors are carried out.

         SECTION 3.6 CHAIRMAN OF THE BOARD. The chairman of the board shall preside at the meetings of the board of directors and of the stockholders. As a spokesman of the board of directors, the chairman of the board shall consult from time to time with the officers concerning the Company's policies and business, as may be requested by the board of directors or by the officers, or on his own initiative. The chairman of the board shall engage or participate in a senior capacity in other matters of concern to the board of directors, as may be requested by the board of directors. If the chairman of the board has been designated as the Company's chief executive officer by the board of directors, then he or she shall also have those powers and duties conferred by Section 3.5 of these Bylaws upon the chief executive officer.

         SECTION 3.7 VICE CHAIRMAN OF THE BOARD. In the absence of the chairman of the board, the vice chairman of the board, if any, shall preside at the meetings of the board of directors and of the stockholders, and shall perform the duties of the chairman of the board and, when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman of the board.

         SECTION 3.8 PRESIDENT. If there is no chairman of the board or vice chairman of the board in office or in the absence of the chairman of the board and the vice chairman of the board or in the event of their disability, the president shall also have all of the authority attaching to the office of chairman of the board as described in the preceding section. The president shall perform such other duties and shall have such other powers as may be assigned to him by the board of directors or by the chairman of the board or vice chairman of the board, if any. If the president has been designated as the Company's chief executive officer by the board of directors, then he or she shall also have those powers and duties conferred by Section 3.5 of these Bylaws upon the chief executive officer.

         SECTION 3.9 VICE PRESIDENTS. In the absence of the chairman of the board, the vice chairman of the board and the president or in the event of their disability, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of a designation in the order of their election) shall perform the duties of the chairman of the board, vice chairman of the board and president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman of the board, the vice chairman of the board and president. The vice presidents shall perform such other duties and have such other powers as the board of directors or the chairman of the board, vice chairman of the board or president may from time to time prescribe.

         SECTION 3.10 SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders, and record all of the proceedings of the meetings of the stockholders and of the board of directors in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or the chairman of the board or president, under whose supervision he or she shall be. He or she shall have custody of the corporate seal of the Company and he or she, or an assistant secretary, shall have authority to affix it to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his or her signature.

         SECTION 3.11 ASSISTANT SECRETARIES. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election or appointment) shall, in the absence of the secretary or in the event of his or her disability, perform the duties and exercise the powers of the secretary, and shall perform such other duties and have such other powers as the board of directors or the chairman of the board or president may from time to time prescribe.

         SECTION 3.12 TREASURER. The treasurer shall keep adequate accounts of the receipts, disbursements and other transactions, and of the assets and liabilities, of the Company, shall deposit with the Company's custodian funds, securities and other investments of the Company, and shall direct the custodian to make appropriate disbursements of funds and deliveries of securities and other investments of the Company. The treasurer shall render to the chief executive officer and to the board of directors, at its regular meetings, or when the board of directors so requires, financial statements of the Company and accountings of his or her transactions as treasurer. He or she shall perform such other duties and have such other powers as the board of directors or the chairman of the board or president may from time to time prescribe.

         SECTION 3.13 ASSISTANT TREASURERS. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election or appointment), shall, in the absence of the treasurer or in the event of his or her disability, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors or the chairman of the board or president may from time to time prescribe.

                                   ARTICLE IV

                                      STOCK

         SECTION 4.1 CERTIFICATES. (a) Every holder of stock of the Company shall be entitled to have a certificate signed by, or in the name of the Company by, the chairman of the board, a vice chairman of the board or the president or vice president and the secretary or an assistant secretary or treasurer or an assistant treasurer of the Company, certifying the number of shares owned by the holder in the Company. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may nevertheless be issued by the Company with the same effect as if he, she or it was such officer, transfer agent or registrar at the date of issue.

         (b) If the Company shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Company shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the Company will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

         SECTION 4.2 LOST, STOLEN OR DESTROYED CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Company, when authorized to do so by the board of directors, which authorization may be general or confined to specific instances, may issue a new certificate of stock in place of any certificate representing shares theretofore issued by the Company and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate for such shares to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or certificates, the Company may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the legal representative of the owner, to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company in connection with the certificate alleged to have been lost, stolen, or destroyed.

         SECTION 4.3 REGISTRATION OF TRANSFERS. Upon surrender to the Company or the transfer agent of the Company of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, the Company or its transfer agent shall cancel the old certificate, record the transaction upon the stock records of the Company and issue a new certificate or certificates to the person or persons entitled thereto.

         SECTION 4.4 THE STOCK LEDGER . The name and address of each holder of shares of stock of the Company and the number of shares of each class or series so held by such holder shall be recorded on the Company's stock ledger. Each such holder shall be the holder of record of such shares of the Company for all purposes.

                                    ARTICLE V

                   INDEMNIFICATION AND ADVANCEMENT OF EXPENSES


         SECTION 5.1 RIGHT TO INDEMNIFICATION. (a) Subject to paragraph (b) of this Section 5.1, each person (hereinafter in this Article V, a "Covered Person") who was or is made a party to or is threatened to be made a party to or is otherwise subpoenaed in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter in this Article V, a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee, trustee or agent of any other corporation or of any partnership, joint venture, limited liability company, trust or other enterprise including without limitation service with respect to any employee benefit plan or trust or any charitable foundation (hereinafter in this Article V, "another entity"), shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended, against all expenses, judgments, fines and amounts paid in settlement (including, without limitation, attorneys' fees and disbursements, ERISA excise taxes, penalties or interest related to any such obligations actually and reasonably incurred by the Covered Person in connection therewith), and such indemnification shall continue as to a Covered Person who has ceased to be a director or officer of the Company and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Company shall indemnify any such Covered Person seeking indemnification in connection with a proceeding (or part thereof) brought by or on behalf of such Covered Person only if such proceeding (or part thereof) was authorized by a majority of the entire board of directors of the Company.

         (b) Any indemnification pursuant to either Article Seventh of the Restated Certificate of Incorporation or paragraph (a) of this Section 5.1 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because he or she (or the person of whom he or she is the legal representative) has met the applicable standards of conduct for indemnification under subsection (a) or subsection (b) of Section 145 of the Delaware General Corporation Law as the same exists or may hereafter be amended. Such determination shall be made (1) by a majority vote of a quorum of those directors of the Company who are not parties to the proceeding, or (2) if there is no quorum of such directors of the Company, or if such directors so direct, by independent legal counsel in a written opinion, such counsel to be selected by the board of directors and paid by the Company.

         SECTION 5.2 ADVANCEMENT OF EXPENSES. (a) Subject to paragraph (b) of this Section 5.2, the expenses (including attorneys' fees and disbursements) incurred by a Covered Person in defending or responding to any proceeding to which such person is a party or is threatened to be made a party or is otherwise subpoenaed in connection with, by reason of the fact that such Covered Person (or the person of whom he or she is the legal representative) is or was an officer or a director of the Company or is or was serving at the request of the Company as a director, officer, employee, trustee or agent of another entity, shall be paid by the Company, as those expenses become due, in advance of the final disposition of such proceeding, upon receipt by the Company of an undertaking by such Covered Person, in form and substance satisfactory to the Company, to repay such amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company for such expenses under Article Seventh of the Restated Certificate of Incorporation,
Article V of these Bylaws or otherwise; provided, however, that the Company shall pay the expenses of any such Covered Person in advance, as provided in this Section 5.2, which are incurred in connection with a proceeding (or part thereof) brought by or on behalf of such person only if such proceeding (or part thereof) was authorized by a majority of the entire board of directors of the Company.

         (b) Any advancement of the expenses incurred by a Covered Person in defending or responding to any proceeding, whether made pursuant to paragraph
(a) of this Section 5.2 or otherwise, shall be made by the Company only as authorized in the specific case upon a determination that advancement of such expenses to the Covered Person is proper in the circumstances because (1) such Covered Person has provided security for his or her repayment undertaking given pursuant to paragraph (a), or (2) the Company is insured against losses arising by reason of any lawful advances or (3) based on a review of readily available facts (as opposed to a full trial-type inquiry), there is reason to believe that such Covered Person ultimately will be found entitled to indemnification pursuant to Article Seventh of the Restated Certificate of Incorporation and
Section 5.1 of these Bylaws. Such determination shall be made only in the manner specified in the penultimate sentence of paragraph (b) of Section 5.1 of these Bylaws.

         SECTION 5.3 CLAIMS. If a claim for indemnification or advancement of expenses under Article Seventh of the Restated Certificate of Incorporation or this Article V is not paid in full by or on behalf of the Company within 30 days after a written claim therefor by the Covered Person has been received by the Company, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid by the Company an additional amount equal to the expense of prosecuting such claim. In any such action the Company shall have the burden of proving that the Covered Person was not entitled to the requested indemnification or payment of expenses under applicable law. Neither the failure of the Company (including its board or independent legal counsel) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Company (including its board, its independent legal counsel and its stockholders) that such Covered Person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such Covered Person is not so entitled.

         SECTION 5.4 NONEXCLUSIVITY OF RIGHTS; PURCHASE OF INSURANCE. (a) The rights conferred on any Covered Person by this Article V shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, the Restated Certificate of Incorporation, these Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise. Any amendment or repeal of any provision of this Article V shall not limit the right of any person to indemnity or advancement of expenses with respect to actions taken or omitted to be taken by such person prior to such amendment or repeal.

         (b) The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of Section 145 of the General Corporation Law of Delaware; provided, however, that no such insurance purchased or paid for by the Company shall provide any insurance coverage to any director or officer of the Company for any liability to the Company or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         SECTION 5.5 PROVISIONS DEEMED A CONTRACT. The provisions of Article Seventh of the Restated Certificate of Incorporation and this Article V shall constitute a contract between the Company, on the one hand, and each director and officer of the Company who serves in such capacity at any time while either of Article Seventh of the Restated Certificate of Incorporation and this Article V is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Company and each such Covered Person intend to be, and shall be, legally bound. No repeal or modification of any provision of Article Seventh of the Restated Certificate of Incorporation or this Article V shall affect any rights or obligations with respect to any state of facts then or theretofore existing or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         SECTION 5.6 CONCLUSIVE PRESUMPTION. For purposes of this Article V, any director or officer of the Company serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Company or (b) any employee benefit plan or trust of the Company or any corporation referred to in clause (a), shall in either case be conclusively presumed to be doing so at the request of the Company.

         SECTION 5.7 OTHER INDEMNIFICATION. The Company's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee, trustee or agent of another entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other entity.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS


         SECTION 6.1 OFFICES AND BOOKS AND RECORDS. (a) The registered office of the Company in the State of Delaware shall be in the City of Wilmington, County of New Castle.

         (b) The Company may have offices at such other places, both within and outside the State of Delaware, as the board of directors may from time to time designate or as the business of the Company may require.

         (c) The books and records of the Company may be kept at the Company's headquarters at Chicago, Illinois and at such other locations outside the State of Delaware as may be from time to time designated by the board of directors.

         SECTION 6.2 FISCAL YEAR. The fiscal year of the Company shall begin on the first day of January in each year.

         SECTION 6.3 SEAL. The corporate seal shall have inscribed thereon the name of the Company, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         SECTION 6.4 FORM OF RECORDS. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, computer entry, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

         SECTION 6.5 SIGNING OF CHECKS, NOTES, ETC. All checks, drafts, bills of exchange, notes or other obligations or orders for the payment of money shall be signed by such officer or officers or employee or employees of the Company and in such manner as shall from time to time be determined by resolution of the board of directors or by any officer of the Company authorized by resolution of the board of directors to make such determinations.

         SECTION 6.6 VOTING OF SHARES IN OTHER COMPANIES. Unless otherwise expressly ordered by the board of directors, any one of the chairman of the board, the president or any vice president of the Company shall have full power and authority, on behalf of the Company, to consent to or approve of any action by, and to attend, act and vote at any meeting of stockholders or similar equity owners of, any company in which the Company may hold shares of stock or similar equity interests and in giving such consent or approval or at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such shares or similar equity interests and which, as the holder thereof, the Company might possess and exercise if personally present, and may exercise such power and authority through the execution of proxies or may delegate such power and authority to any other officer, agent or employee of the Company. Provided that the transfer thereof has been authorized by the board of directors or the chief executive officer, certificates or similar instruments representing shares or similar equity interests owned by the Company in other companies may be endorsed for transfer on behalf of the Company by any one of the officers of the Company referred to in the preceding sentence.

         SECTION 6.7 AMENDMENT OF BYLAWS. These Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by the board of directors. Any Bylaws adopted by the board of directors may be altered, amended or repealed by the stockholders, and the stockholders may make additional Bylaws, at any annual meeting or at any special meeting, provided that notice of such proposed alteration, amendment or repeal or new Bylaw shall have been given in the notice of the meeting. No such altered or amended or new Bylaw shall be inconsistent with any provision of the Restated Certificate of Incorporation.